Exhibit 99.1

FOR IMMEDIATE RELEASE

SILVERspac Inc. Announces the Separate Trading of its Class A Ordinary Shares and Redeemable

Warrants Commencing November 1, 2021

NEW YORK, NY, October 29, 2021 — SILVERspac Inc. (the “Company”) today announced that, commencing November 1, 2021, holders of the units sold in the Company’s initial public offering of 25,000,000 units may elect to separately trade the Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on The Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “SLVRU,” and the Class A ordinary shares and redeemable warrants that are separated will trade on the Nasdaq under the symbols “SLVR” and “SLVRW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to concentrate its efforts in identifying businesses that provide technology and innovation solutions to the real estate and financial services industries and the industries supporting them. The Company also intends to concentrate on identifying enterprise technology companies that sell into the real estate and financial services sectors.

The units were initially offered by the Company in an underwritten offering. Goldman Sachs & Co LLC and Citigroup Global Markets Inc. acted as joint book-running managers for the offering.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, Telephone: 1-866-471-2526, Facsimile: 212-902-9316, Email: Prospectus-ny@ny.email.gs.com and Citigroup Global Markets Inc., Attn: Prospectus Department, c/o Broadbridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Telephone: 1-800-831-9146.

A registration statement relating to the securities was declared effective by the SEC on September 9, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contacts:

Tal Kerret, Chairman and Chief Financial Officer, Tal@SILVERspac.com

Charles Federman, Chief Executive Officer, Charlie@SILVERspac.com